UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 16, 2019

PACIFIC ETHANOL, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-21467	41-2170618
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

400 Capitol Mall, Suite 2060 Sacramento, California	95814
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (916) 403-2123

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	PEIX	The Nasdaq Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

First Amendment to Amendment No. 6 to Credit Agreement and Other Loan Documents

On December 16, 2019, Pacific Ethanol Pekin, LLC (“PE Pekin”), an indirect wholly-owned subsidiary of Pacific Ethanol, Inc. (the “Company”), Compeer Financial, PCA (the “Lender”) (as successor by merger to 1st Farm Credit Services, PCA) and CoBank, ACB (together with Lender, the “Lender Parties”) entered into a First Amendment to Amendment No. 6 to Credit Agreement and Other Loan Documents (the “Amendment”) dated as of December 15, 2019, amending that certain Amendment No. 6 to Credit Agreement and Other Loan Documents dated November 15, 2019 by and among PE Pekin and the Lender Parties (“Amendment No. 6”), and further amending that certain Credit Agreement dated December 15, 2016 by and among PE Pekin, 1st Farm Credit Services, PCA, as lender, and CoBank, ACB, as cash management provider and agent (the “Credit Agreement”).

Under the Amendment, the Lender Parties agreed to extend the deferral of all scheduled principal payments payable on February 20, 2019, May 20, 2019 and November 20, 2019 to December 20, 2019.

The Amendment also contains customary representations, warranties and covenants, and other terms and conditions.

A description of Amendment No. 6 is set forth in the Company’s Current Report on Form 8-K for November 15, 2019 filed with the Securities and Exchange Commission on November 19, 2019 and is incorporated herein by this reference. Descriptions of the Credit Agreement are set forth in the Company’s Current Reports on Forms 8-K for December 15, 2016, August 7, 2017, March 30, 2018, March 21, 2019 and July 15, 2019 filed with the Securities and Exchange Commission on December 20, 2016, August 11, 2017, April 5, 2018, March 27, 2019 and July 19, 2019, respectively, and are incorporated herein by this reference.

The description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment, which is filed as Exhibit 10.1 to this report and is incorporated herein by this reference.

Senior Secured Note Amendment Agreement No. 1

On December 16, 2019, the Company entered into a Senior Secured Note Amendment Agreement No. 1 (the “Note Amendment”) dated as of December 16, 2019 with the noteholders named therein, amending those certain Senior Secured Notes (the “Notes”) originally issued by the Company pursuant to either (i) that certain Note Purchase Agreement dated December 12, 2016 by and among the Company and the noteholders named therein (the “Initial Purchase Agreement”, and the Notes issued pursuant to the Initial Purchase Agreement, the “2016 Notes”) or (ii) that certain Note Purchase Agreement dated June 26, 2017 by and among the Company and the noteholders named therein (the “Additional Purchase Agreement”, and the Notes issued pursuant to the Additional Purchase Agreement, the “2017 Notes”).

The Note Amendment extended the maturity date of the Notes from December 15, 2019 to December 23, 2019 and amended the interest rate from the greater of 1% and the three-month London Interbank Offered Rate plus 11% between December 15, 2018 through December 14, 2019 to 15% commencing on September 15, 2019. Under the Note Amendment, the Company also agreed to pay the December 15, 2019 interest payment 50% in cash and 50% in-kind through the issuance of an additional note in the principal amount equal thereto.

The Note Amendment also contains customary representations, warranties and covenants, and other terms and conditions.

Descriptions of the Initial Purchase Agreement and 2016 Notes are set forth in the Company’s Current Reports on Forms 8-K for December 12, 2016 and December 15, 2016 filed with the Securities and Exchange Commission on December 12, 2016 and December 20, 2016, respectively, and are incorporated herein by this reference. Descriptions of the Additional Note Purchase Agreement and 2017 Notes are set forth in the Company’s Current Reports on Forms 8-K for June 26, 2017 and June 30, 2017 filed with the Securities and Exchange Commission on June 27, 2017 and July 5, 2017, respectively, and are incorporated herein by this reference.

The description of the Note Amendment does not purport to be complete and is qualified in its entirety by reference to the Note Amendment, which is filed as Exhibit 10.2 to this report and is incorporated herein by this reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Number	Description

10.1	First Amendment to Amendment No. 6 to Credit Agreement and Other Loan Documents dated as of December 15, 2019 by and among Pacific Ethanol Pekin, LLC, Compeer Financial, PCA and CoBank, ACB (*)

10.2	Senior Secured Note Amendment Agreement No. 1 to the Notes dated as of December 16, 2019 by and among Pacific Ethanol, Inc. and the noteholders named therein (*)

(*)	Filed herewith. The agreement filed as an exhibit to this report contains representations and warranties made by the parties thereto. The assertions embodied in such representations and warranties are not necessarily assertions of fact, but a mechanism for the parties to allocate risk. Accordingly, investors should not rely on the representations and warranties as characterizations of the actual state of facts or for any other purpose at the time they were made or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 20, 2019	PACIFIC ETHANOL, INC.

	By:	/S/ CHRISTOPHER W. WRIGHT
Christopher W. Wright,
Vice President, General Counsel & Secretary